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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              -------------------


                                   FORM 8-K


                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  April 7, 2000


                      Favorite Brands International, Inc.
              and the Guarantors identified in Footnote (1) below
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              (Exact Name of Registrant as Specified in Charter)


Delaware                          333-67221                    75-2608980
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(State or Other           (Commission File Number)          (I.R.S. Employer
Jurisdiction of                                            Identification No.)
Incorporation)


             2121 Waukegan Road, Bannockburn, Illinois        60015
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           (Address of Principal Executive Offices)         (Zip Code)


                                (847) 405-5800
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             (Registrant's telephone number, including area code)


                                      N/A
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         (Former name or former address, if changed since last report)


 (1) The following domestic direct subsidiaries of Favorite Brands International, Inc. and Guarantors of the Company's Senior Notes and are Co-Registrants, each of which is incorporated in the jurisdiction and has the I.R.S. Employer Identification Number indicated: Trolli Inc., a Delaware corporation (52-1716800) and Sather Trucking Corp., a Delaware corporation (41-1849044).

Item 3. Bankruptcy or Receivership

     On April 7, 2000, the First Amended Joint Plan of Reorganization of Favorite Brands International Holding Corp. and its Debtor Subsidiaries (the "Plan") was confirmed by the United States Bankruptcy Court for the District of Delaware (the "Court"). Prior to confirmation, the Debtors mailed a disclosure statement with respect to the Plan, the adequacy of which the Court approved on February 17, 2000, to creditors and parties in interest.

The Plan provides for the distribution of the proceeds of the sale of substantially all of the Debtor's assets to Nabisco Inc. and any additional cash held by the debtors to creditors in order of their relative priority of distribution.

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under the Bankruptcy Code. The Plan further contemplates that upon consummation,
Favorite Brands International Inc., Trolli Inc. and Sather Trucking Corporation will be merged with and into Favorite Brands International Holding Corp. ("Reorganized FBI") which shall remain in existence for the limited purpose of implementing the Plan and making distributions to creditors as provided in the Plan. A Plan Administrator selected by the Company (after consultation with and as agreed to by the Creditors' Committee) and approved by the Bankruptcy Court will hold title to the sole share of common stock to be issued by the Reorganized FBI and will serve as the sole officer and sole director of Reorganized FBI. The Plan Administrator will be responsible for implementing and administering the Plan in accordance with the Plan, the Plan Administrator Agreement and applicable law.

Upon the confirmation of the Plan, that became effective on April 11, 2000, assets approximated $307 million and liabilities approximated $519 million.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements of Businesses Acquired. Not applicable.

     (b) Pro Forma Financial Information. Not applicable.

     (c) Exhibits.

     99.2 Disclosure Statement with Respect to First Amended Joint Plan of Reorganization of Favorite Brands International Holding Corp. and its Debtor Subsidiaries

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Favorite Brands International, Inc.

                                     Hobart G. Truesdell

Dated: April 7, 2000         By: /s/ Hobart G. Truesdell, Plan Administrator
                            ----------------------------------------------------
                                Walker, Truesdell, Radick & Associates